EXHIBIT 24


                                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, Ltd., does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers or directors, a Report on Form 10-K of said partnership for the fiscal year ended November 30, 1998 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 31st day of December, 1998.


                              _______________________
                                    Neil G. Bluhm
                                President and Director


                              _______________________
                                   Judd D. Malkin
                     Chairman and  Chief Financial Officer

                             _______________________
                                    A. Lee Sacks
                             Director of General Partner


                             _______________________
                                   Stuart C. Nathan
                              Executive Vice President
                              Director of General Partner


     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers and/or directors, a Report on Form 10-K of said partnership for the fiscal year ended November 30, 1998 and any and all amendments thereto, the 31st day of December, 1998.



                                      ------------------------------
                                                Gary Nickele


                                       ------------------------------
                                              Gailen J. Hull


                                       ------------------------------
                                                Dennis M. Quinn

                                                           EXHIBIT 24


                                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of
JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, Ltd., does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers, a Report on Form 10-K of said partnership for the fiscal year ended November 30, 1998 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 31st day of December 1998.



                          _____________________________________
                                  H. Rigel Barber
                             Chief Executive Officer


                          _____________________________________
                                     Glenn E. Emig
                                  Chief Operating Officer


       The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended November 30, 1998 and any and all amendments thereto, the 31st day of December, 1998.


                      ---------------------------------------------
                                   Gary Nickele


                ---------------------------------------------
                              Gailen J. Hull

               ---------------------------------------------
                            Dennis M. Quinn

EXHIBIT 27